Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Form 10-Q of Employers Holdings, Inc. (the Company) for the quarter ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas D. Dirks
Name:	Douglas D. Dirks
Title:	President and Chief Executive Officer
Employers Holdings, Inc.

Date:  November 4, 2010